Indoor Air Quality

Disinfection Product Catalog

PURGE VIRUS

STAY SAFE and HEALTHY


2021

Catalog Version | 2021.06.22

www.PurgeVirus.com

PURGE VIRUS
STAY SAFE and HEALTHY

Catalog
Table of Contents

PURGE VIRUS
STAY SAFE and HEALTHY

Indoor Air Quality
IAQ OVERVIEW

Purge Virus works with business owners, facility managers, administrators, architects, engineers and contractors to ALIGN proven and cost-effective disinfection technologies with the indoor air quality needs, square footage, and HVAC systems of any given facility.


REDUCE PARTICLES
REDUCE PATHOGENS
NEUTRALIZE ODORS
SAVE ENERGY
SAVE TIME

COVID-19 and its variants may become endemic, like Influenza, and never fully go away. So, we focus on improved IAQ for safe and efficient buildings.

Our manufacturing supply partners include U.S. and overseas companies, and we pride ourselves on providing the most applicable technology for each of our client accounts.

PURGE VIRUS
STAY SAFE and HEALTHY

PRODUCT
OFFERINGS

The following pages include specification highlights and pricing on the product verticals outlined below. Volume discounts are available on a case-by-case basis.

- **Portable Devices** – "Plug-in" for counters, tables, and floor applications
- **Ceiling Devices** – Disinfection + Light
- **Wall Devices** - Upper Air w/out fans + Wall Mount with internal fans
- **Ductless Systems** – PTACs, Mini-Split Systems, and Ceiling Cassettes
- **Ducted Systems** – Total property disinfection via HVAC Air Handlings Units/Ducts

PURGE VIRUS
STAY SAFE and HEALTHY

Portable Devices: *PR Series*

Core Technology: Ultraviolet (UVC) + Photocatalytic Oxidation and Convenient Remote Control and Wall Mounting Option
Coverage Area: Up to 1,060 sq ft
Size: 8.6" high, 10.6" wide, and 4.0" deep
Weight: 3.85 lbs
Efficacy: Eliminates over 99% of airborne contaminants

Cost: $450



Ships with cord and plug for standard electrical outlets

Most common placement: Counter, Table, or Wall

Four (4) Models sized to ACH and coverage area

Air Changes per Hour (ACH)	**Suggested Conditioned Area in sq ft** (based on 8 ft ceilings)			
	PR05	**PR10**	**PR20**	**PR30**
0	115	300	477	1060
1	84	216	345	839
2	66	168	265	589
4	44	115	186	415
6	35	88	142	316
8	27	71	115	257

PURGE VIRUS
STAY SAFE and HEALTHY

Portable Devices: *Air and Surface Pro*

Core Technology: Ultraviolet (UVC) + Photocatalytic Oxidation + HEPA and Activated Carbon Filtration
Coverage Area: Up to 3,000 sq ft
Size: 11.75" high, 9.5" wide, and 10" deep
Weight: 7.6 lbs
Efficacy: Eliminates over 99% of airborne contaminants
Cost: $750



Ships with cord and plug for standard electrical outlets

Most common placement: Counter or Table

Space Technology Hall of Fame

ActivePure TECHNOLOGY

CERTIFIED SPACE TECHNOLOGY

2017 SPACE TECHNOLOGY HALL OF FAME INDUCTEE

PROUDLY DESIGNED, DEVELOPED AND ENGINEERED IN THE USA.

NATURE'S HEALTHY IONS

PURGE VIRUS
STAY SAFE and HEALTHY

Portable Devices: *V-PACK*

Core Technology: Ultraviolet (UVC) + Photocatalytic Oxidation + 0.3 Micron High Efficiency Filtration
Coverage Area: Up to 3,000 sq ft
Size: 18.5" high, 21.5" wide, and 8" deep
Weight: 23 lbs
Efficacy: Eliminates over 99% of airborne contaminants

Cost: $1,450


Powerful, yet Portable
This unit has the capacity and power to reduce indoor contaminants in your home, office, casinos, hotels, or medical facilities. It includes six stages of filtration to ensure your air is clean.
Outputs Clean, Healthy Air
Outlet Grill with Safety Lock
UV-C Lamp for Germ Reduction and PCO Activation
TiO2 Photocatalytic Converter (PCO)
Air Exchange Digital Controls with Filter Change Indicator
Front Side: 5 Micron Prefilter
Back Side: First Gas Adsorption Layer
Durable and washable inlet grill with baffle design
High Efficiency Fan Motor
ARB Certified Ozone free
Front Side: 0.3 Micron High Efficiency Filter
Back Side: Second Gas Adsorption Layer
Unhealthy Dirty Air Enters through the Grill

Most common placement: Floor

ISO 9001:2015
ISO 14001:2015

UVDI EPA Establishment Number 73542-CA-001

CE

Listed Pending

PURGE VIRUS
STAY SAFE and HEALTHY

Portable Devices: *Cylinder*

Core Technology: Ultraviolet (UVC) + Photocatalytic Oxidation + HEPA and Activated Carbon Filtration
Coverage Area: Up to 1,600 sq ft
Size: 33.5" high and 12" diameter
Weight: 30.6 lbs
Efficacy: Eliminates over 99% of airborne contaminants

Cost: $2,450



023
023

Most common placement: Floor

Color Choices: White or Dark Gray

Variable Fan Speed Activation: Convenient Hand wave across the top

PURGE VIRUS
STAY SAFE and HEALTHY

Wall Devices:
UVC upper air disinfection

Core Technology: Ultraviolet (UVC) with louvers for passive disinfection and mounting min. 7' from finished floor
Coverage Area: Variable: 100, 200, and 300 sq ft
Size: See below
Weight: Variable based on model
Efficacy: Eliminates over 99% of airborne contaminants

Cost: $949, $1,029, and $1,064

PV-AUV-TB-36-W: Wall Mounted UVC Disinfection Device

Coverage area: 300 sq ft
Wavelength: 253.7 nm
Width: 37.5"
Watts: 36w



Ships with cord and plug for standard electrical outlets and built-in holes on the back for easy wall mounting

PV-AUV-TB-12-W: Wall Mounted UVC Disinfection Device

Coverage area: up to 100 sq ft
Wavelength: 253.7 nm
Width: 18.5"
Watts: 12w



PV-AUV-TB-24-W: Wall Mounted UVC Disinfection Device

Coverage area: up to 200 sq ft
Wavelength: 253.7 nm
Width: 27.7"
Watts: 24w



PURGE VIRUS
STAY SAFE and HEALTHY

Wall Devices:
LED UVC with internal fan

Core Technology: Ultraviolet (UVC) from light-emitting diode (LED) semiconductors
Coverage Area: Up to 1,000 sq ft
Size: 8"h, 24"w, 4"d or 17.25"h, 12.5"w, 4.5d
Weight: Variable based on model
Efficacy: Eliminates over 99% of airborne contaminants

Cost: $500 to $895

Ships with cord and plug for standard electrical outlets and built-in holes on the back for easy wall mounting



UV AIR PURIFIER

Product	Size	Power	Flux	Price
UV LED Wall Unit 120V 70W UVC	L: 24" H: 8" D: 4"	70W ~400 ft²	50W UV 350mW	$500
UV LED Wall Unit 120V 100W UVC		100W ~650 ft²	80W UV 500mW	$765

• 120Vac ~50/60Hz • Rated Life 30KHrs. (L_{70} B_{50}) at $T_{[A]}$ 25°C • UVC 265nm • • Airflow: 45 CFM • Noise Level: 47 dBA •



Product	Size	Power	Flux	Price
UV LED Wall Unit 120V 110W UVC	H: 17¼" W: 12½" D: 4½"	110W ~800 ft²	90W UV 650mW	$795
UV LED Wall Unit 120V 150W UVC		150W ~1,000 ft²	120W UV 900mW	$895

• 120Vac ~50/60Hz • Rated Life 30KHrs. (L_{70} B_{50}) at $T_{[A]}$ 25°C • UVC 265nm • • Airflow: 100 CFM • Noise Level: 47 dbA •

RoHS CE 5 YEARS WARRANTY assembled in USA PATENT PENDING

Ceiling Devices: *LED UVC with internal fan*

PURGE VIRUS
STAY SAFE and HEALTHY

Core Technology: Ultraviolet (UVC) from light-emitting diode (LED)
Semiconductors and added advantage of light
Coverage Area: Variable
Size: 2'x2' and 2'x4'
Weight: Variable based on model
Efficacy: Eliminates over 99% of airborne contaminants

Cost: $465, $665, and $725

Clean air and illumination





Product	Size	Power	Flux	Price
UVGI Lay-in LED Troffer 2x2ft 277V 80W UVC	24 x 24"	80W ~400 ft²	300mW UVC 265nm	$465
UVGI Lay-in LED Troffer 2x4ft 277V 90W UVC	24 x 48"	90W ~500 ft²	350mW UVC 265nm	$665
UVGI Lay-in LED Troffer 2x4ft 277V 100W UVC	24 x 48"	100W ~700 ft²	450mW UVC 265nm	$725

PURGE VIRUS
STAY SAFE and HEALTHY

Ductless Systems: *UVC*

Core Technology: Ultraviolet (UVC) for installation in PTACs, Mini-Splits, and Ceiling Cassettes
Coverage Area: Variable
Size: See below
Weight: Variable based on model
Efficacy: Eliminates over 99% of airborne contaminants

Cost: $320, $340, $365, $395, and $420

UVC Lamp length options: 16", 22", 34", 46", 58" with standard or shatterproof options for each size. The shortest one produces 128 μW/cm2 of irradiation and the longest one produces 620 μW/cm2 Electronic ballasts are available as 120, 230, or 277 VAC 50/60 Hz.



PURGE VIRUS

STAY SAFE and HEALTHY

Ducted Systems: *UVC*

Core Technology: Ultraviolet (UVC) for installation in Air Handling Unit (AHU) plenums or ducts
Coverage Area: Variable to air flow
Size: Variable to AHUs/Ducts
Weight: Variable based on model
Efficacy: Eliminates over 99% of airborne contaminants
Cost: Variable – Avg. $0.33 to $0.50 / sq ft of coverage area

Irradiation "dosage" for single pass disinfection is based on time, intensity, and distance. So, to correctly size the disinfection, we need to know the cubic feet per minute (CFM) and the plenum or duct height, width, and length along the direction of the air flow.

NOTES:	1: PV-AUV-DC series fixtures are multi-voltage, multi-frequency (110-277V, 50/60Hz). For Ordering V options include 120 standard + 208/230 + 277. 208/230 is listed as example: PV-AUV-DC14-2-230		
	2: Fixture pricing includes fixture and lamps		
2 Lamp - PV-AUV-DC Series for varying duct widths			
	**PV-AUV-DC14-2**	Duct Clean fixture, 14", 2 high output UVC lamps	**$875.00**
	PV-AUV-DC16-2	Duct Clean fixture, 16", 2 high output UVC lamps	**$895.00**
	PV-AUV-DC24-2	Duct Clean fixture, 24", 2 high output UVC lamps	**$905.00**
	PV-AUV-DC33-2	Duct Clean fixture, 33", 2 high output UVC lamps	**$950.00**
	PV-AUV-DC45-2	Duct Clean fixture, 45", 2 high output UVC lamps	**$999.00**
4 Lamp - PV-AUV-DC Series for varying duct widths			
	**PV-AUV-DC14-4**	Duct Clean fixture, 14", 4 high output UVC lamps	**$1,150.00**
	PV-AUV-DC16-4	Duct Clean fixture, 16", 4 high output UVC lamps	**$1,175.00**
	PV-AUV-DC24-4	Duct Clean fixture, 24", 4 high output UVC lamps	**$1,225.00**
	PV-AUV-DC33-4	Duct Clean fixture, 33", 4 high output UVC lamps	**$1,275.00**
	PV-AUV-DC45-4	Duct Clean fixture, 45", 4 high output UVC lamps	**$1,299.00**

PURGE VIRUS
STAY SAFE and HEALTHY

Ducted Systems: *LED UVC*

Core Technology: Ultraviolet (UVC) for installation in Air Handling Unit (AHU) plenums or ducts
Coverage Area: Variable to air flow
Size: Variable to AHUs/Ducts
Weight: Variable based on model
Efficacy: Eliminates over 99% of airborne contaminants

Cost: Variable – Avg. $0.33 to $0.50 / sq ft of coverage area



RoHS
WARNING
UV Light Hazard
assembled in USA
CE
DANGER!
UV Radiation
UVGI Linear LED Strip

Product	Size	Power	Flux	Price
UVGI LED Strip 1ft 30W 277V/480Vac	2½ x 15"	30W	28μW/cm² at 1M	$520
UVGI LED Strip 2ft 60W 277V/480Vac	2½ x 18"	60W	38μW/cm² at 1M	$1,040
UVGI LED Strip 3ft 90W 277V/480Vac	2½ x 28"	90W	47μW/cm² at 1M	$1,560
UVGI LED Strip 4ft 120W 277V/480Vac	2½ x 42"	120W	57μW/cm² at 1M	$2,080

SUPPORT SERVICES

Optional Support Services:

- Disinfection equipment installation for ducted, ductless, wall mount and ceiling devices.
- Grant applications
- Zero upfront cost solutions

Cost: Variable

Purge Virus follows the CDC guidelines, and we start with ventilation as the "low hanging fruit". Ventilation and Disinfection are complicated when it comes to aligning the right technology and correctly integrating **advanced filtration, air quality meters, energy recovery ventilators (ERVs) and economizers with Building Management Systems (BMS).**


Physical Distancing
Surface Cleaning
Contact Tracing
Increased Ventilation
Vaccines
Testing + Screening
Masks
Hand Washing
CLEAN AIR! inside

A surprisingly small percentage of HVAC service providers have the depth of engineering and expertise to improve IAQ effectively and affordably. Purge Virus is pleased to work with leading HVAC companies to ensure proper and effective installations and energy savings wherever possible.

Let us help you **align the right technology to your building.** To schedule a complimentary assessment and learn more about our offerings, Contact Us: www.PurgeVirus.com/Contact